AMERICAN ELECTROMEDICS CORP.

                           WARRANT TO PURCHASE COMMON STOCK

                        The Transferability of this Warrant is
                         Restricted as Provided in Section 2.

    Void after May 5, 2001     Right to Purchase 50,000 shares of Common Stock
                                                       (subject to adjustment)

    No. 1

                                       PREAMBLE

               American Electromedics Corp. ("AEC" or the "Company"), a Delaware corporation, hereby certifies that, for value received, WEST END CAPITAL LLC, whose address is One World Trade Center, Suite 4563, New York, New York 10048, or its registered assigns (hereinafter, the "Registered Holder"), is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time before 5:00 P.M. New York time, on May 5, 2001 (such time, the "Expiration Time"), 50,000 of the Company's fully paid and nonassessable shares of common stock, par value $0.10 per share (the "Common Stock") of the Company, at the purchase price per share (the "Purchase Price") of $4.80 (the "Initial Purchase Price"). The number and character of such Common Stock and the Purchase Price are subject to adjustment as provided herein.

               This Warrant is one of the Warrants to Purchase Common Stock (the "Warrants"), evidencing the right to purchase Common Stock of the Company, issued pursuant to a Securities Purchase Agreement (the "Securities Purchase Agreement"), dated May 5, 1998, between the Company and the Purchasers identified therein. The Securities Purchase Agreement contains certain additional terms that are binding upon the Company and each Registered Holder of the Warrants. A copy of the Securities Purchase Agreement may be obtained by any Registered Holder of the Warrants from the Company upon written request. Capitalized terms used but not defined herein shall have the meanings set forth in the Securities Purchase Agreement.

               As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

               (a) The term "Company" includes any corporation which shall succeed to or assume the obligations of the Company hereunder.

               (b) The term "Common Stock" includes all shares of any class or classes (however designated) of the Company, authorized on or after the date hereof, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which shall ordinarily be entitled to vote for the election of directors of the Company (even though the right so to vote has been suspended by the happening of a contingency).

               (c) The term "Other Securities" refers to any class of shares (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to
          Section 6 or otherwise.

               (d) The term "Shares" means the Common Stock issued or issuable upon exercise of the Warrants.

          1.   REGISTRATION RIGHTS.

               The rights of the holders of Warrants to register Warrants or Shares shall be as stated in the Registration Rights Agreement of even date herewith.

          2.   RESTRICTED STOCK.

               2.1. If, at the time of any transfer or exchange (other than a transfer or exchange not involving a change in the beneficial ownership of such Warrant or Shares) of a Warrant or Shares, such Warrant or Shares shall not be registered under the Securities Act, the Company's obligation to transfer such Warrant or Shares shall be subject to the provisions of Section 5 of the Securities Purchase Agreement.

          3.   EXERCISE OF WARRANT.

               3.1. Exercise in Full.  The holder of this Warrant may
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          exercise  it in full prior to the Expiration Time by surrendering this Warrant, with the form of Election to Purchase at the end hereof duly executed by such holder, to the Company in the manner set forth in Section 5 of the Securities Purchase Agreement. The surrendered Warrant shall be accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock called for on the face of this Warrant (without giving effect to any adjustment therein) by the Initial Purchase Price.

               3.2. Partial  Exercise.  This Warrant may be exercised in part
                    -----------------
          by surrender of this Warrant in the manner provided in Subsection 3.1, except that the exercise price shall be calculated by multiplying (a) the number of shares of Common Stock as shall be designated by the holder in the subscription at the end hereof by
          (b)  the Initial Purchase Price.   On any  such partial exercise,
          subject to the provisions of Section 2 hereof, the Company, at its expense will forthwith issue and deliver to or upon the order of the Registered Holder hereof a new Warrant or Warrants of like tenor, in the name of the Registered Holder hereof or as such Registered Holder may request, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock (without giving effect to any adjustment therein) equal to the number of such shares called for on the face of this Warrant minus the number of such shares designated by the Registered Holder in the applicable Election to Purchase.

               3.3. Company Acknowledgment.  The Company will, at the time of
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          the exercise,  exchange or  transfer  of this  Warrant, upon  the request of the Registered Holder hereof, acknowledge in writing its continuing obligation to afford to such Registered Holder or transferee any rights (including, without limitation, any right to registration of the Company's shares of Common Stock) to which such Registered Holder or transferee shall continue to be entitled after such exercise, exchange or transfer in accordance with the provisions of this Warrant, provided that if the Registered Holder of this Warrant shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such Registered Holder or transferee any such rights.

          4. DELIVERY OF SHARE CERTIFICATES UPON EXERCISE. Following the exercise of this Warrant in full or in part, within the time periods and in the manner provided by Section 5(b) of the Securities Purchase Agreement, the Company, at its expense (including the payment by it of any applicable issue taxes), will cause to be issued in the name of and delivered to the Registered Holder hereof, or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and nonassessable Common Stock to which such Registered Holder shall be entitled on such exercise, plus, in lieu of any fractional Share to which such Registered Holder would otherwise be entitled, cash equal to such fraction multiplied by the then current market value of one full share of Common Stock (as computed in accordance with Subsection 5.1(d) hereof).

          5.   ADJUSTMENT OF PURCHASE PRICE AND  NUMBER OF SHARES OF COMMON
               STOCK.

               5.1  The  Purchase   Price  hereof  shall   be  subject   to
          adjustment from time to time as follows:

                    (a) In case the Company shall (i) pay a dividend on its shares of Common Stock in Common Stock, (ii) subdivide its outstanding shares of Common Stock or (iii) combine its outstanding shares of Common Stock into a smaller number of shares, then, in such an event, the Purchase Price in effect immediately prior thereto shall be adjusted proportionately so that the adjusted Purchase Price will bear the same relation to the Purchase Price in effect immediately prior to any such event as the total number of shares of Common Stock outstanding immediately prior any such event shall bear to the total number of shares of Common Stock outstanding immediately after to such event. An adjustment made pursuant to this Section 5.1(a) shall,
          (i) become effective retroactively immediately after the record date in the case of a dividend and shall (ii) become effective immediately after the effective date in the case of a subdivision or combination. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein.

                    (b) In case the Company shall distribute to all holders of its shares of Common Stock, Other Securities, evidences of its indebtedness or assets (excluding cash dividends or distributions) or purchase rights, options or warrants to subscribe for or purchase Other Securities, then in each such case, the Purchase Price in effect thereafter shall be determined by multiplying the Purchase Price in effect immediately prior thereto by a fraction, of which the numerator shall be the total number of outstanding shares of Common Stock multiplied by the current market price per share of Common Stock (as determined in accordance with the provisions of subdivision (c) below) on the record date mentioned below, less the fair market value as determined by the Board of Directors (whose determination shall be conclusive) of the Other Securities, assets or evidences of indebtedness so distributed or of such rights or warrants, and of which the denominator shall be the total number of outstanding shares of Common Stock multiplied by such current market price per share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective retroactively immediately after the record date for the determination of shareholders entitled to receive such distribution.

                    (c) For the purpose of any computation under subdivision (b) above, the current market price per share of Common Stock shall be deemed to be the closing price of the Company's shares of Common Stock on the date that the computation is made.

                    (d) No adjustment of the Purchase Price shall be made if the amount of such adjustment shall be less than $.02 per share, but in such case, any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment, which, together with any adjustment so carried forward, shall amount to not less than $.02 per share. In case the Company shall at any time issue shares of Common Stock by way of dividend on any class of stock of the Company or subdivide or combine the outstanding shares of Common Stock, said amount of $.02 per share (as theretofore increased or decreased, if the same amount shall have been adjusted in accordance with the provisions of this subparagraph) shall forthwith be proportionately increased in the case of a combination or decreased in the case of such a subdivision or stock dividend so as to appropriately reflect the same.

               5.2. Upon each adjustment of the Purchase Price pursuant to subdivisions (a) and (b) of Section 5.1, the number of shares of Common Stock purchasable upon exercise of this Warrant shall be adjusted to the number of shares of Common Stock, calculated to the nearest one hundredth of a share, obtained by multiplying the number of shares of Common Stock purchasable immediately prior to such adjustment upon the exercise of this Warrant Certificate by the Purchase Price in effect prior to such adjustment and dividing the product so obtained by the new Purchase Price.

               5.3. In  the  event of  any  capital  reorganization of  the
          Company, or of any reclassification of the shares of Common Stock, this Warrant shall be exercisable after such capital reorganization or reclassification upon the terms and conditions specified in this Warrant, for the number of shares of stock or other securities which the shares of Common Stock issuable (at the time of such capital reorganization or reclassification) upon exercise of this Warrant would have been entitled to receive upon such capital reorganization or reclassification if such exercise had taken place immediately prior to such action. The subdivision or combination of shares of Common Stock at any time outstanding into a greater or lesser number of shares of Common Stock shall not be deemed to be a reclassification of the shares of Common Stock of the Company for the purposes of this Subsection 5.3.

               5.4. Whenever the Purchase Price is adjusted as herein provided, the Company shall compute the adjusted Purchase Price in accordance with Subsection 5.1 and shall prepare a certificate signed by its Chief Financial Officer and any other executive officer setting forth the adjusted Purchase Price, and showing in reasonable detail the method of such adjustment and the fact requiring the adjustment and upon which such calculation is based, and such certificate shall forthwith be forwarded to the Registered Holder.

               5.5. The form of this Warrant need not be changed because of any change in the Purchase Price pursuant to this Section 5 and any Warrant issued after such change may state the same Purchase Price and the same number of shares of Common Stock as are stated in this Warrant as initially issued.

          6.   ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION, MERGER, ETC.

               6.1.  Merger, Etc.  In case at any time or from time to time
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          after the date of issuance of this Warrant, the Company shall (a)
          effect a reorganization, (b) consolidate with or merge into any other person or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company within three (3) years from the date of such transfer (any such
          transaction  being   hereinafter  sometimes  referred   to  as  a
          "Reorganization"), then, in each such case, the Registered Holder of this Warrant, upon the exercise hereof as provided in Section 3 at any time after the consummation or effective date of such Reorganization (the "Effective Date"), shall receive, in lieu of the shares of Common Stock issuable on such exercise prior to such consummation or such Effective Date, the stock and other securities and property (including cash) to which such Registered Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such Registered Holder had so exercised this Warrant, immediately prior thereto (all subject to further adjustment thereafter as
          provided  in  Section  5).    The  Company  shall  not  effect  a
          transaction of the type described in clause (b) or (c) above unless upon or prior to the consummation thereof, the Company's successor corporation, or if the Company shall be the surviving company in any such Reorganization but is not the issuer of the shares of stock, securities or other property to be delivered to the holders of the Company's outstanding shares of Common Stock at the effective time thereof, then such issuer, shall assume in writing the obligation hereunder to deliver to the Registered Holder of this Warrant such shares of stock, securities, cash or other property as such holder shall be entitled to purchase in accordance with the provisions hereof.

               6.2     Dissolution.  Except as  otherwise expressly provided
                       -----------
          in Subsection 6.1, in the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock
          and  other  securities  and   property  (including  cash,   where
          applicable) receivable by the holders of the Warrants after the effective date of such dissolution pursuant to this Section 6 to a bank or trust company having its principal office in New York City, as trustee for the holder or holders of the Warrants.

               6.3    Continuation of Terms.  Except as otherwise expressly
                      ---------------------
          provided in Subsection 6.1, upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 6, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant.

          7. NO DILUTION OR IMPAIRMENT. The Company will not, by amendment of its Certificate of Incorporation or By-laws, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrants, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the Warrants, as specified herein and in the Securities Purchase Agreement, against dilution (to the extent specifically provided herein) or other impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock receivable on the exercise of the Warrants above the amount payable therefor on such exercise, and (b) will not effect a subdivision or split up of shares or similar transaction with respect to any class of the Common Stock without effecting an equivalent transaction with respect to all other classes of Common Stock.

          8. ACCOUNTANT'S CERTIFICATE AS TO ADJUSTMENTS. In each case of any adjustment or readjustment in the Common Stock issuable on the exercise of the Warrants, the Company, at its expense, will promptly cause the independent certified public accountants of the Company to compute such adjustment or readjustment in accordance with the terms of the Warrants and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Purchase Price in effect and number and type of Shares for which the Warrants were exercisable immediately prior to such issue or sale and as each is adjusted and readjusted on account thereof. The Company will forthwith mail a copy of each such certificate to each holder of a Warrant, and will, on the written request at any time of any holder of a Warrant, furnish to such holder a like certificate setting forth the Purchase Price and the number and type of Shares at the time in effect and showing how it was calculated.

          9.   NOTICE OF RECORD DATE.  In case of

                    (a) any taking by the Company of a record of the holders of any class of its securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

                    (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or any voluntary or involuntary dissolution, liquidation or winding up of the Company, or

                    (c)  events   shall  have  occurred  resulting  in  the
          voluntary or involuntary dissolution, liquidation or winding up of the Company then and in each such event the Company will mail or cause to be mailed to each holder of a Warrant a notice specifying (i) the date on which any record is to be taken for the purpose of any such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their Common Stock (or Other Securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up, and (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall be mailed at least thirty (30) days prior to the date specified in such notice on which any such action is to be taken.

          10. EXCHANGE OF WARRANTS. On surrender for exchange of any Warrant, properly endorsed, to the Company, the Company, at its expense, will issue and deliver to or (subject to Section 2) on the order of the holder thereof a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (on payment by such holder or any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

          11. REPLACEMENT OF WARRANTS. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

          12. WARRANT AGENT. The Company may, by written notice to each holder of a Warrant, appoint an agent having an office in New York, New York, for the purpose of issuing shares of Common Stock on the exercise of the Warrants pursuant to Section 3, exchanging Warrants pursuant to Section 10, and replacing Warrants pursuant to Section 11, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

          13. REMEDIES. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

          14.  NEGOTIABILITY,  ETC.    This  Warrant  is  issued  upon  the
          following terms, to all of which each Registered Holder or owner hereof by the taking hereof consents and agrees:

                    (a) subject to the terms of Section 4 of the Securities Purchase Agreement, title to this Warrant may be transferred by endorsement (by the Registered Holder hereof executing the form of assignment at the end hereof) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery;

                    (b) any person in possession of this Warrant properly endorsed is authorized to represent himself as absolute owner hereof and is empowered to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of each such bona fide purchaser, and each such bona fide purchaser shall acquire absolute title hereto and to all rights represented hereby; and

                    (c) until this Warrant is transferred on the books of the Company, the Company may treat the Registered Holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

          15. NOTICES. All notices and other communications from the Company to the Registered Holder of this Warrant shall be given in writing (unless otherwise specified herein) and shall be effective upon personal delivery, via facsimile (upon receipt of confirmation of error-free transmission) or two business days following deposit of such notice with an internationally recognized courier service, with postage prepaid and addressed, to such address as may have been furnished to the Company in writing by such Registered Holder or, until any such Registered Holder furnishes to the Company an address, then to, and at the address of, the last Registered Holder of this Warrant who has so furnished an address to the Company.

          16. MISCELLANEOUS. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant is being delivered in the State of New York and, except for provisions with respect to internal corporate matters of the Company which shall be governed by the corporate laws of the State of Delaware, shall be construed and enforced in accordance with and governed by the laws of the State of New York, without regard to principles of conflict of laws. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. All nouns and pronouns used herein shall be deemed to refer to the masculine, feminine or neuter, as the identity of the person or persons to whom reference is made herein may require.

          17. EXPIRATION. The right to exercise this Warrant shall expire at 5:00 P.M., New York time, on May 5, 2001.

               IN WITNESS WHEREOF, the undersigned has executed this Warrant as of May 5, 1998.


                                        AMERICAN ELECTROMEDICS CORP.



                                        By:
                                            ------------------------------
                                            Name:
                                            Title:

          Attest:


          By:
              ----------------------------
              Name:
              Title:

                                                                    Annex A
                                                                    -------
                             FORM OF ELECTION TO PURCHASE

               The undersigned  hereby irrevocably  elects to  exercise the
          right,represented by this Warrant, to purchase             shares
                                                        ------------
          of Common Stock and herewith tenders in payment for such securities a certified or official bank check payable in New York Clearing House Funds to the order of AMERICAN ELECTROMEDICS
          CORP., in the amount of $            , all in accordance with the
                                   ------------
          terms hereof.  The undersigned  requests that a  certificate for
          such  shares of Common Stock be registered in the name of       ,
                                                                   -------
          whose address is                                and that such
                           ------------------------------
          Certificate be delivered to                       , whose address
                                      ----------------------
          is                    .
             -------------------

          Dated:
                    Name:
                         ---------------------------
                    Signature:
                               ----------------------

                    (Signature must conform in all respects to the name of the Registered Holder, as specified on the face of the Warrant.)

                    -----------------------------

                    (Insert Social Security or Other
                    Identifying Number of Holder)

                                                                    Annex B
                                                                    -------
                                  FORM OF ASSIGNMENT

             (To be executed by the Registered Holder if such Holder desires to transfer the Warrant.)

             FOR VALUE RECEIVED,
                                ----------------
          hereby sells, assigns and transfers unto

          -----------------------------------
          (Please print name and address of transferee)
          this Warrant, together with all right, title and interest therein, and does so hereby irrevocably constitute and appoint
                                  Attorney, to transfer the  within Warrant
          ----------------------
          on the books of the within-named Company, with full power of substitution.

               Dated:


                    Name:
                         ---------------------------

                    Signature:
                              ----------------------

                    (Signature must conform in all respects to the name of the Registered Holder, as specified on the Warrant.)

                    --------------------------------
                    (Insert Social Security or Other Identifying Number of Assignee).